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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 related to the options originally granted by Bayard Drilling Technologies, Inc. and assumed by Nabors Industries, Inc. of our report dated February 2, 1999 on our audits of the consolidated financial statements of Nabors Industries, Inc.



                                            PRICEWATERHOUSECOOPERS LLP


Houston, TX
April 9, 1999

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